                                                                    EXHIBIT H(5)

                          SECOND AMENDMENT AND CONSENT

                SECOND AMENDMENT AND CONSENT (this "Amendment"), dated as of March 7, 2001, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the Additional Borrowers as hereinafter defined, the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A, as Co-Syndication Agents, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (together with the Documentation Agent and the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

                WHEREAS, the Borrowers, the Banks and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (as amended to date, the "Credit Agreement");

WHEREAS, pursuant to Section 1.14 of the Credit Agreement, the Borrower has requested the consent of the Banks to the addition of (i) Intermediate-Term Bond Portfolio, a series of Target Portfolio Trust, (ii) International Bond Portfolio, a series of Target Portfolio Trust, (iii) International Equity Fund, a series of Target Funds, (iv) International Equity Portfolio, a series of Target Portfolio Trust, (v) Large Capitalization Growth Fund, a series of Target Fund, (vi) Large Capitalization Growth Portfolio, a series of Target Portfolio Trust, (vii) Large Capitalization Value Funds, a series of Target Funds, (viii) Large Capitalization Value Portfolio, a series of Target Portfolio Trust, (ix) Mortgage Backed Securities Portfolio, a series of Target Portfolio Trust, (x) Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc.,
(xi) Prudential Health Sciences Fund, a series of Prudential Sector Funds, Inc.,
(xii) Prudential Technology Fund, a series of Prudential Sector Funds, Inc.,
(xiii) Small Capitalization Growth Fund, a series of Target Funds, (xiv) Small Capitalization Growth Portfolio, a series of Target Portfolio Trust, (xv) Small Capitalization Value Portfolio, a series of Target Portfolio Trust, (xvi) Small Capitalization Value Fund, a series of Target Funds, (xvii) SP Aggressive Growth Asset Allocation Portfolio, a series of Prudential Series Fund, Inc., (xviii) SP AIM Aggressive Growth Portfolio, a series of Prudential Series Fund, Inc., (xix) SP AIM Growth and Income Portfolio, a series of Prudential Series Fund, Inc.,
(xx) SP Alliance Large Cap Growth Portfolio, a series of Prudential Series Fund, Inc., (xxi) SP Alliance Technology Portfolio, a series of Prudential Series Fund, Inc., (xxii) SP Balanced Asset Allocation Portfolio, a series of Prudential Series Fund, Inc., (xxiii) SP Conservative Asset Allocation Portfolio, a series of Prudential Series Fund, Inc., (xxiv) SP Davis Value Portfolio, a series of Prudential Series Fund, Inc., (xxv) SP Deutsche International Equity Portfolio, a series of Prudential Series Fund, Inc., (xxvi) SP Growth Asset Allocation Portfolio, a series of Prudential Series Fund, Inc., (xxvii) SP INVESCO Small Company Growth Portfolio, a series of Prudential Series Fund, Inc., (xxviii) SP Jennison International Growth Portfolio, a series of Prudential Series Fund, Inc., (xxix) SP Large Cap Value Portfolio, a series of Prudential Series Fund Inc., (xxx) SP MFS Capital Opportunities Portfolio, a series of Prudential Series Fund, Inc., (xxxi) SP MFS Mid Cap Growth Portfolio, a series of Prudential Series Fund, Inc., (xxxii) SP PIMCO High Yield Portfolio, a series of Prudential Series Fund, Inc., (xxxiii) SP PIMCO Total Return Portfolio, a series of Prudential Series Fund, Inc., (xxxiv) SP Prudential U.S. Emerging Growth Portfolio, a series of Prudential Series Fund, Inc., (xxxv) SP Small/Mid Cap Value Portfolio, a series of Prudential Series Fund, Inc., (xxxvi) SP Strategic Partners Focused Growth Portfolio, a series of Prudential Series Fund, Inc., (xxxvii) Strategic Partners Focused Growth Fund, a series of Strategic Partners Series, (xxxviii) Strategic Partners Focused Value Fund, a series of Strategic Partners Series, (xxxix) Strategic Partners New Era Growth Fund, a series of Strategic Partners Series, (xxxx) Total Return Bond Fund, a series of Target Funds, and (xxxxi) Total Return Bond Portfolio, a series of Target Portfolio Trust (each an "Additional Borrower" and collectively, the "Additional Borrowers") as Borrowers under the Credit Agreement, and the Banks party hereto are willing to grant such consent on the terms and subject to the conditions set forth herein; and

                WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to otherwise amend the Credit Agreement as herein provided and the Banks have agreed to grant the consents as herein provided;

                NOW, THEREFORE, it is agreed:

                1. Pursuant to Section 1.14 of the Credit Agreement, each of the Banks party hereto hereby consents to the addition of the Additional Borrowers as Borrowers under the Credit Agreement.

                2. Each Additional Borrower (a) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Borrower under the Credit Agreement and (b) confirms that it is eligible to be an Additional Borrower under Section 1.14 of the Credit Agreement.

                3. In accordance with Section 1.14 of the Credit Agreement, on and as of the Amendment Effective Date (as hereinafter defined), each Additional Borrower shall become a "Borrower" under, and for all purposes of, the Credit Agreement and the other Credit Documents and each Additional Borrower hereby agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Borrower.

                4. Section 1.14 of the Credit Agreement is hereby amended by deleting the reference to "Section 4.05" appearing in said Section and inserting "Section 4.02" in lieu thereof.

                5. Section 6.12 of the Credit Agreement is hereby amended by deleting the text "is an affiliate of the Manager" appearing in said Section and inserting the text "is or is not an affiliate of the Manager" in lieu thereof.

                6. The Section of the Credit Agreement that is titled "Affiliation with the Banks" and which is designated as Section 6.12 is hereby redesignated as Section 6.12A of the Credit Agreement.

                7. Section 9.07 of the Credit Agreement is hereby amended by deleting the text "is an affiliate of the Manager" appearing in clause (i) of said Section and inserting the text "is or is not an affiliate of the Manager" in lieu thereof.

                8. Section 10.01 of the Credit Agreement is hereby amended by replacing the reference to "$100,000,000" appearing in the definition of "Maximum Swingline Amount" with a reference to "$50,000,000" and deleting the definition of "Expiry Date" appearing therein in its entirety and inserting the following new definition in lieu thereof:

                "Expiry Date" shall mean March 4, 2002, or such later date to which the same may be extended from time to time in accordance with the provisions of Section 1.13 of this Agreement.

                9. On the Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and replacing it with Exhibit A attached hereto.

                10. On the Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule II thereto in its entirety and replacing it with Exhibit B attached hereto.

                11. On the Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule III thereto in its entirety and replacing it with Exhibit C attached hereto.

                12. In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby represents and warrants that
(a) no Default or Event of Default exists as of the date hereof after giving effect to this Amendment and (b) as of the date hereof, after giving effect to this Amendment, all representations and warranties of such Borrower contained in the Credit Agreement are true and correct in all material respects.

                13. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agents or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

                14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

                15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                16. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers, each Additional Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Scott Waldbaum; facsimile number (212) 354-8113.

                                     * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                            AUTHORIZED OFFICER, on behalf
                                             of each Borrower

                                            By /s/ GRACE TORRES
                                              ----------------------------
                                               Name:
                                               Title:

                                            AUTHORIZED OFFICER, on behalf of
                                             each Additional Borrower

                                            By /s/ GRACE TORRES
                                              ----------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                            AUTHORIZED OFFICER, on behalf
                                             of each Borrower

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            AUTHORIZED OFFICER, on behalf of
                                             each Additional Borrower

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By
                                              ----------------------------
                                               Name: Alan Krouk
                                               Title: Vice President

                                            By /s/ John S. McGill
                                              ----------------------------
                                               Name: John S. McGill
                                               Title: Director

                                            DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLANDS BRANCHES

                                            By /s/ Alan Krouk
                                              ----------------------------
                                               Name: Alan Krouk
                                               Title: Vice President

                                            By /s/ John S. McGill
                                              ----------------------------
                                               Name: John S. McGill
                                               Title: Director

                                            STATE STREET BANK AND TRUST
                                             COMPANY, Individually and as
                                             Operations Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLANDS BRANCHES

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST
                                             COMPANY, Individually and as
                                             Operations Agent

                                            By /s/ Anne Marie Gualtieri
                                              ----------------------------
                                               Name: ANNE MARIE GUALTIERI
                                               Title: VICE PRESIDENT

                                            CITIBANK, N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLANDS BRANCHES

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST
                                             COMPANY, Individually and as
                                             Operations Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually
                                             and as Co-Syndication Agent

                                            By /s/ Maria G. Hackley
                                              ----------------------------
                                               Name: Maria G. Hackley
                                               Title: Vice President

                                            MELLON BANK N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLANDS BRANCHES

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST
                                             COMPANY, Individually and as
                                             Operations Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually
                                             and as Co-Syndication Agent

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually
                                             and as Co-Syndication Agent

                                            By /s/ Marla A. DeYulis
                                              ----------------------------
                                               Name: Marla A. DeYulis
                                               Title: Lending Officer

                                            BNP Paribas

                                            By /s/ Laurent Vanderzyppe
                                              ----------------------------
                                               Name: Laurent Vanderzyppe
                                               Title: Vice President

                                            By /s/ Barry K. Chung
                                              ----------------------------
                                               Name: Barry K. Chung
                                               Title: Vice President

                                            DANSKE BANK A/S

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            BNP Paribas

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            By
                                              ----------------------------
                                               Name:
                                               Title:

                                            DANSKE BANK A/S

                                            By /s/ George Neofitidis
                                              ----------------------------
                                               Name: GEORGE NEOFITIDIS
                                               Title: ASSISTANT VICE PRESIDENT

                                            By /s/ John A. O'Neill
                                              ----------------------------
                                               Name: JOHN A. O'NEILL
                                               Title: VICE PRESIDENT

                                                                       EXHIBIT A

                                                                      SCHEDULE I

                                    BORROWERS

1.      California Income Series, a series of California Municipal Fund

2.      California Series, a series of California Municipal Fund

3.      Conservative Balanced Portfolio, a series of Prudential Series Fund,
        Inc.

4.      Diversified Bond Portfolio, a series of Prudential Series Fund, Inc.

5. Diversified Conservative Growth Portfolio, a series of Prudential Series Fund, Inc.

6.      Equity Income Portfolio, a series of Prudential Series Fund, Inc.

7.      Equity Portfolio, a series of Prudential Series Fund, Inc.

8.      Flexible Managed Portfolio, a series of Prudential Series Fund, Inc.

9.      Florida Series, a series of Prudential Municipal Series Fund

10.     Global Portfolio, a series of Prudential Series Fund, Inc.

11.     Global Utility Fund, Inc.

12.     Government Income Portfolio, a series of Prudential Series Fund, Inc.

13.     High Yield Bond Portfolio, a series of Prudential Series Fund, Inc.

14.     Intermediate-Term Bond Portfolio, a series of Target Portfolio Trust

15.     International Bond Portfolio, a series of Target Portfolio Trust

16.     International Equity Fund, a series of Target Funds

17.     International Equity Portfolio, a series of Target Portfolio Trust

18.     Large Capitalization Growth Fund, a series of Target Funds

19.     Large Capitalization Growth Portfolio, a series of Target Portfolio
        Trust

20.     Large Capitalization Value Fund, a series of Target Funds

21.     Large Capitalization Value Portfolio, a series of Target Portfolio Trust

22.     Mortgage Backed Securities Portfolio, a series of Target Portfolio Trust

23.     Natural Resources Portfolio, a series of Prudential Series Fund, Inc.

24.     New Jersey Series, a series of Prudential Municipal Series Fund

25.     New York Series, a series of Prudential Municipal Series Fund

26. Nicholas-Applegate Growth Equity Fund, a series of Nicholas-Applegate Fund, Inc.

27.     Pennsylvania Series, a series of Prudential Municipal Series Fund

28. Prudential Active Balanced Fund, a series of the Prudential Investment Portfolios, Inc.

29.     Prudential Conservative Growth Fund, a series of Prudential Diversified
        Funds

                                                                       Exhibit A
                                                                          Page 2

30.     Prudential Equity Fund, Inc.

31.     Prudential Europe Growth Fund, Inc.

32.     Prudential Financial Services Fund, a series of Prudential Sector Funds,
        Inc.

33.     Prudential Global Genesis Fund, Inc.

34.     Prudential Global Growth Fund, a series of Prudential World Fund, Inc.

35.     Prudential Global Total Return Fund, Inc.

36.     Prudential Government Income Fund, Inc.

37.     Prudential Health Sciences Fund, a series of Prudential Sector Funds,
        Inc.

38.     Prudential High Growth Fund, a series of Prudential Diversified Funds

39.     Prudential High Income Series, a series of Prudential Municipal Bond
        Fund

40.     Prudential High Yield Fund, Inc.

41.     Prudential High Yield Total Return Fund, Inc.

42.     Prudential Insured Series, a series of Prudential Municipal Bond Fund

43.     Prudential International Bond Fund, Inc.

44.     Prudential International Value Fund, a series of Prudential World Fund,
        Inc.

45. Prudential Jennison Equity Opportunity Fund, a series of the Prudential Investment Portfolios, Inc.

46. Prudential Jennison Growth Fund, a series of the Prudential Investment Portfolios, Inc.

47. Prudential Jennison International Growth Fund, a series of Prudential World Fund, Inc.

48.     Prudential Jennison Portfolio, a series of Prudential Series Fund, Inc.

49.     Prudential Moderate Growth Fund, a series of Prudential Diversified
        Funds

50.     Prudential National Municipals Fund, Inc.

51.     Prudential Natural Resources Fund, Inc.

52.     Prudential Pacific Growth Fund, Inc.

53.     Prudential Real Estate Securities Fund

54.     Prudential Short-Term Corporate Bond Fund, Inc.

55.     Prudential Small Company Fund, Inc.

56.     Prudential Stock Index Fund, a series of Prudential Index Series Fund

57.     Prudential Tax-Managed Small Cap Fund, Inc.

58.     Prudential Technology Fund, a series of Prudential Sector Funds, Inc.

59.     Prudential Total Return Bond Fund, Inc.

60.     Prudential 20/20 Focus Fund

                                                                       Exhibit A
                                                                          Page 3

61.     Prudential US Emerging Growth Fund, Inc.

62.     Prudential Utility Fund, a series of Prudential Sector Funds, Inc.

63.     Prudential Value Fund

64.     Short Intermediate Term Series, a series of Prudential Government Sec.
        Trust

65.     Small Capitalization Growth Fund, a series of Target Funds

66.     Small Capitalization Growth Portfolio, a series of Target Portfolio
        Trust

67.     Small Capitalization Stock Portfolio, a series of Prudential Series
        Fund, Inc.

68.     Small Capitalization Value Fund, a series of Target Funds

69.     Small Capitalization Value Portfolio, a series of Target Portfolio Trust

70. SP Aggressive Growth Asset Allocation Portfolio, a series of Prudential Series Fund, Inc.

71.     SP AIM Aggressive Growth Portfolio, a series of Prudential Series Fund,
        Inc.

72.     SP AIM Growth and Income Portfolio, a series of Prudential Series Fund,
        Inc.

73. SP Alliance Large Cap Growth Portfolio, a series of Prudential Series Fund, Inc.

74.     SP Alliance Technology Portfolio, a series of Prudential Series Fund,
        Inc.

75. SP Balanced Asset Allocation Portfolio, a series of Prudential Series Fund, Inc.

76. SP Conservative Asset Allocation Portfolio, a series of Prudential Series Fund, Inc.

77.     SP Davis Value Portfolio, a series of Prudential Series Fund, Inc.

78. SP Deutsche International Equity Portfolio, a series of Prudential Series Fund, Inc.

79.     SP Growth Asset Allocation Portfolio, a series of Prudential Series
        Fund, Inc.

80. SP INVESCO Small Company Growth Portfolio, a series of Prudential Series Fund, Inc.

81. SP Jennison International Growth Portfolio, a series of Prudential Series Fund, Inc.

82.     SP Large Cap Value Portfolio, a series of Prudential Series Fund Inc.

83. SP MFS Capital Opportunities Portfolio, a series of Prudential Series Fund, Inc.

84.     SP MFS Mid Cap Growth Portfolio, a series of Prudential Series Fund,
        Inc.

85.     SP PIMCO High Yield Portfolio, a series of Prudential Series Fund, Inc.

86.     SP PIMCO Total Return Portfolio, a series of Prudential Series Fund,
        Inc.

87. SP Prudential U.S. Emerging Growth Portfolio, a series of Prudential Series Fund, Inc.

88.     SP Small/Mid Cap Value Portfolio, a series of Prudential Series Fund,
        Inc.

89. SP Strategic Partners Focused Growth Portfolio, a series of Prudential Series Fund, Inc.

90.     Stock Index Portfolio, a series of Prudential Series Fund, Inc.

91.     Strategic Partners Focused Growth Fund, a series of Strategic Partners
        Series

92.     Strategic Partners Focused Value Fund, a series of Strategic Partners
        Series

                                                                       Exhibit A
                                                                          Page 4

93.     Strategic Partners New Era Growth Fund, a series of Strategic Partners
        Series

94.     Tax-Managed Equity Fund, a series of Prudential Tax-Managed Funds

95.     Tax Managed Growth Fund, a series of Prudential Tax-Managed Funds

96.     Tax-Managed Value Fund, a series of Prudential Tax-Managed Funds

97.     Total Return Bond Fund, a series of Target Funds

98.     Total Return Bond Portfolio, a series of Target Portfolio Trust

99.     20/20 Focus Portfolio, a series of Prudential Series Fund, Inc.

100.    Zero Coupon Bond 2005 Portfolio, a series of Prudential Series Fund,
        Inc.

                                                                       EXHIBIT B

                                                                     SCHEDULE II

                                   COMMITMENTS

Name of Bank                                          Commitment
------------                                         -------------

BNP Paribas                                          $  50,000,000.

Citibank, N.A.                                       $ 100,000,000.

Danske Bank A/S                                      $  75,000,000.

Deutsche Bank AG, New York and/or Cayman Islands     $ 105,000,000.
Branches

Mellon Bank N.A.                                     $  70,000,000.

State Street Bank and Trust Company                  $ 100,000,000.
--------------------------------------------------------------------------------
TOTAL                                                $ 500,000,000.

                                                                       EXHIBIT C

                                                                    SCHEDULE III

                                 BANK ADDRESSES

BNP Paribas                                 787 Seventh Avenue, 28th Floor
                                            New York, NY 10019
                                            Telephone No.: (212) 841-2927
                                            Telecopier No.: (212) 841-2533
                                            Attention: Mr. Laurent Vanderzyppe

Citibank, N.A.                              388 Greenwich Street, 22nd Floor
                                            New York, NY 10013
                                            Telephone No.: (212) 816-3968
                                            Telecopier No.: (212) 816-4144
                                            Attention: Ms. Maria Hackley

Danske Bank A/S                             280 Park Avenue
                                            New York, NY 10017
                                            Telephone No.: (212) 984-8439
                                            Telecopier No.: (212) 370-9239
                                            Attention:  Mr. George Neofitidis

Deutsche Bank AG,                           31 West 52nd Street, 23rd Floor
  New York and/or                           New York, NY 10019
  Cayman Islands                            Telephone No. for Ms. Zieglmeier:
  Branches                                     (212) 469-8124; for Mr. Krouk:
                                               (212) 469-7436
                                            Telecopier No. for Ms. Zieglmeier
                                             and Mr. Krouk: (212) 469-8346
                                            Attention: Ms. Elizabeth Zieglmeier
                                             and Mr. Alan Krouk

Mellon Bank, N.A.                           One Mellon Bank Center
                                            Pittsburgh, PA 15258
                                            Telephone No.: (412) 236-9141
                                            Telecopier No.: (412) 234-9047
                                            Attention: Ms. Marla Deyulis

State Street Bank and Trust Company         Lafayette Corporate Center
                                            2 Avenue de Lafayette, 2nd Floor
                                            Boston, MA 02111
                                            Telephone No.: (617) 662-2311
                                            Telecopier No.: (617) 662-2325
                                            Attention: Ms. Anne Marie Gualtieri